Exhibit 10.3

HONDA AUTO RECEIVABLES 2020-2 OWNER TRUST,
as Issuer,

AMERICAN HONDA FINANCE CORPORATION,
as Sponsor and Administrator,

AMERICAN HONDA RECEIVABLES LLC,
as Depositor,

and

citibank, n.a.,
as Indenture Trustee

ADMINISTRATION AGREEMENT

Dated May 27, 2020

This Administration Agreement, dated May 27, 2020 (this “Agreement”), is among Honda Auto Receivables 2020-2 Owner Trust, as issuer (the “Issuer”), American Honda Finance Corporation (“AHFC”), as sponsor (in such capacity, the “Sponsor”) and administrator (in such capacity, the “Administrator”), American Honda Receivables LLC (“AHR”), as depositor (in such capacity, the “Depositor”), and Citibank, N.A., as indenture trustee (the “Indenture Trustee”).

WHEREAS, the Issuer was created pursuant to the Trust Agreement and is governed pursuant to the Amended and Restated Trust Agreement, dated as of the date hereof, among the Depositor, the Owner Trustee and the Delaware Trustee;

WHEREAS, the Issuer is issuing 0.27234% Asset Backed Notes, Class A-1, 0.74% Asset Backed Notes, Class A-2, 0.82% Asset Backed Notes, Class A-3 and 1.09% Asset Backed Notes, Class A-4 (collectively, the “Notes”) pursuant to an Indenture, dated as of the date hereof (the “Indenture”), between the Issuer and the Indenture Trustee;

WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and of certain beneficial ownership interests of the Issuer, including (i) the Indenture, (ii) a Sale and Servicing Agreement, dated as of the date hereof (the “Sale and Servicing Agreement”), among the Issuer, AHR, as transferor (in such capacity, the “Seller”), and AHFC, as servicer (in such capacity, the “Servicer”), (iii) an Asset Representations Review Agreement, dated as of the date hereof (the “Asset Representations Review Agreement”), among the Issuer, AHFC, as sponsor and Servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, and (iv) a Letter of Representations, dated as of the date hereof (the “Note Depository Agreement”) between the Issuer and the Indenture Trustee in favor of The Depository Trust Company (collectively with this Agreement, the Indenture, the Sale and Servicing Agreement, the Asset Representations Review Agreement and the Amended and Restated Trust Agreement, the “Related Documents”);

WHEREAS, pursuant to the Related Documents, the Issuer and the Owner Trustee are required to perform certain duties in connection with (i) the Notes and the collateral therefor pledged pursuant to the Indenture (the “Collateral”) and (ii) the beneficial ownership interests in the Issuer (the registered holders of such interests being referred to herein as the “Owners”);

WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the other Related Documents as the Issuer and the Owner Trustee may from time to time request; and

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.01 Capitalized Terms; Interpretive Provisions.

(a)       Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto or incorporated by reference in the Sale and Servicing Agreement

(b)       For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this Agreement include, as appropriate, all genders and the plural as well as the singular, (ii) references to this Agreement include all Exhibits hereto, (iii) references to words such as “herein”, “hereof” and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iv) the term “include” and all variations thereof shall mean “include without limitation”, (v) the term “or” shall include “and/or” and (vi) the term “proceeds” shall have the meaning ascribed to such term in the UCC.

Section 1.02 Duties of the Administrator.

(a)       The Administrator agrees to perform all its duties as Administrator and, except as specifically excluded herein, agrees to perform all the duties of the Issuer and the Owner Trustee under the Related Documents. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Related Documents. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Issuer and the Owner Trustee under the Related Documents. The Administrator shall prepare for execution by the Issuer or the Owner Trustee, or shall cause the preparation by other appropriate persons of, all such documents, reports, notices, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Documents. In furtherance of the foregoing, the Administrator shall take (or, in the case of the immediately preceding sentence, cause to be taken) all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to Sections of the Indenture):

(i) the preparation of or obtaining of the documents and instruments required for execution and authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

(ii) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

(iii) the notification to the Noteholders and the Rating Agencies of the final principal payment on the Notes and termination of the Trust (Section 2.07(b));

(iv) the fixing or causing to be fixed of any special record date and the notification of the Indenture Trustee and Noteholders with respect to special payment dates, if any (Section 2.07(c));

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(v) the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.11);

(vi) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.12);

(vii) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

(viii) the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

(ix) the obtaining and preserving of the Issuer’s qualification to do business in each jurisdiction in which any such qualification is or will be necessary to protect the validity and enforceability of the Receivables, the Indenture, the Notes and the Noteholders’ interest in the Collateral (Section 3.04);

(x) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as are necessary or advisable to protect the Owner Trust Estate (Section 3.05);

(xi) the delivery to the Indenture Trustee of the Opinion of Counsel on the Closing Date and the annual delivery to the Indenture Trustee of Opinions of Counsel as to the Owner Trust Estate, and the annual delivery of the Officer’s Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

(xii) the identification to the Indenture Trustee in an Officer’s Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

(xiii) the notification to the Indenture Trustee, and with respect to each Rating Agency the responsibility of making such notice available, of each Servicer Default and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

(xiv) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations upon the merger or consolidation of the Issuer under the Indenture and the obtaining of the Opinion of Counsel and the Officer’s Certificate relating thereto (Section 3.10);

(xv) the duty to cause the Servicer to comply with Sections 3.10, 3.11, 3.12, 4.10 and Article Eight of the Sale and Servicing Agreement (Section 3.14);

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(xvi) if the Delinquency Percentage for any Payment Date exceeds the Delinquency Trigger for that Payment Date, the duty to direct the Servicer to include notice of such occurrence in the monthly distribution report filed by the Depositor on Form 10-D, which notice shall (a) state that the Delinquency Percentage has exceeded the Delinquency Trigger in respect of that Collection Period (including reasonably detailed calculations thereof) and (b) describe the rights of the Investors regarding an Asset Representations Review of all of the Subject Receivables pursuant to the Asset Representations Review Agreement;

(xvii) the delivery of written notice to the Indenture Trustee and each Rating Agency of each Event of Default and each default by the Servicer or the Seller of its obligations under the Sale and Servicing Agreement (Section 3.19);

(xviii) the monitoring of the Issuer’s obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer’s Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

(xix) the preparation and delivery of written notice in the form of an Officer’s Certificate to a Responsible Officer of the Indenture Trustee of any Event of Default, the status of such Event of Default and what action the Issuer is taking or proposes to take with respect thereto (Section 5.01);

(xx) the compliance with Section 5.04 of the Indenture with respect to the sale of the Owner Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

(xxi) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

(xxii) the preparation and delivery to each Noteholder such information as may be required to enable such holder to prepare its U.S. federal and state income tax returns (Section 6.06);

(xxiii) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co-trustee or separate trustee (Sections 6.08 and 6.10);

(xxiv) the delivery to the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

(xxv) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.03);

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(xxvi) the opening of one or more accounts in the Issuer’s name and the taking of all other actions necessary with respect to investment and reinvestment of funds in the Accounts (Sections 8.02 and 8.03);

(xxvii) the preparation of an Issuer Request and Officer’s Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Owner Trust Estate (Sections 8.04 and 8.05);

(xxviii) the preparation of Issuer Requests, the obtaining of Opinions of Counsel and the certification to the Indenture Trustee with respect to the execution of supplemental indentures and the mailing to the Noteholders, and with respect to the Rating Agencies the duty to make available to each Rating Agency, of notices with respect to such supplemental indentures (Sections 9.01 and 9.02);

(xxix) the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.06);

(xxx) the duty to notify the Indenture Trustee, and with respect to each Rating Agency the duty to make such notice available to each Rating Agency, of redemption of the Notes and to cause the Indenture Trustee to provide such notification to the Noteholders (Sections 10.01 and 10.02);

(xxxi) the preparation and delivery of all Officer’s Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

(xxxii) the preparation and delivery of Officer’s Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the Lien of the Indenture (Section 11.01(b));

(xxxiii) the notification to each Rating Agency of any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by the Indenture, upon the failure of the Issuer, the Owner Trustee or the Indenture Trustee to give such notification (Section 11.04); and

(xxxiv) the recording of the Indenture, if applicable (Section 11.15).

(b)       The Administrator shall:

(i) pay, on behalf of the Issuer, from time to time reasonable compensation to (A) the Indenture Trustee for all services rendered by the Indenture Trustee under the Basic Documents and (B) the Owner Trustee and the Delaware Trustee for all services rendered under the Trust Agreement (in each case which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

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(ii) except as otherwise expressly provided in the Indenture, reimburse, on behalf of the Issuer, the Indenture Trustee upon its request for all reasonable expenses (including in connection with the removal and/or resignation of the Indenture Trustee in accordance with the Indenture), disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Basic Documents (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its willful misconduct, negligence or bad faith;

(iii) except as otherwise expressly provided in the third sentence of Section 7.01 of the Trust Agreement, reimburse, on behalf of the Issuer, the Owner Trustee and the Delaware Trustee upon either party’s request for all reasonable expenses (including in connection with the removal and/or resignation of the Owner Trustee or the Delaware Trustee, as applicable, in accordance with the Trust Agreement), disbursements and advances incurred or made by the Owner Trustee or the Delaware Trustee in accordance with any provision of the Trust Agreement (including reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its willful misconduct, gross negligence or bad faith; and

(iv) indemnify, on behalf of the Issuer, the Indenture Trustee, the Owner Trustee and the Delaware Trustee and their respective agents for, and hold them harmless against, any loss, liability or expense incurred without negligence (or, in the case of the Owner Trustee or the Delaware Trustee only, gross negligence), willful misconduct or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Basic Documents, as the case may be, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties thereunder.

The obligations of the Administrator under this Section 1.02(b) shall survive the termination of this agreement.

(c)       The Administrator shall make available to each Rating Agency (i) notice of the occurrence and continuation of any Servicer Default and shall specify in such notice the action, if any, being taken in respect of such default pursuant to Section 3.07(d) of the Indenture; (ii) notice of each Event of Default and each default by the Servicer or the Seller of its obligations under the Sale and Servicing Agreement pursuant to 3.19 of the Indenture; (iii) notice of any merger, consolidation or conversion of the Indenture Trustee pursuant to Section 6.09 of the Indenture; (iv) notice of any supplemental indenture pursuant to Section 9.01 and 9.02 of the Indenture; (v) notice of any redemption of the Notes pursuant to Section 10.01 of the Indenture; (vi) any Servicer’s Certificate pursuant to Section 3.10 and in accordance with Section 3.15(b) of the Sale and Servicing Agreement; (vii) any annual statement of compliance of the Servicer pursuant to Section 3.11(a) and in accordance with Section 3.15(b) of the Sale and Servicing Agreement; (viii) any Officer’s Certificate specifying the nature and status of any event which would become a Servicer Default pursuant to Section 3.11(b) and in accordance with Section 3.15(b) of the Sale and Servicing Agreement; (ix) any assessment of compliance and annual accountants’ report pursuant to Section 3.12 and in accordance with Section 3.15(b) of the Sale and Servicing Agreement; (x) any statement to Securityholders pursuant to Section 4.10 and in accordance with Section 3.15(b) of the Sale and Servicing Agreement; (xi) any other report it may receive in connection the Sale and Servicing Agreement, the Trust Agreement or the Indenture in accordance with Section 3.15(b) of the Sale and Servicing Agreement; (xii) notice of any merger, consolidation or assumptions of obligations of the Servicer pursuant to Section 6.03 of the Sale and Servicing Agreement; (xiii) notice of any Servicer Default and termination of the rights and obligations of the Servicer pursuant to Sections 7.01 and 7.03 of the Sale and Servicing Agreement; (xiv) notice of any amendment or consent pursuant to Section 9.01 of the Sale and Servicing Agreement; (xv) notice of the final payment of the Trust Certificates pursuant to Section 9.01(c) of the Trust Agreement; (xvi) any acceptance of appointment of a successor Owner Trustee pursuant to Section 10.02 and 10.03 of the Trust Agreement; (xvii) any merger, conversion or consolidation of the Owner Trustee pursuant to Section 10.04 of the Trust Agreement; (xviii) notice of any amendment or consent and the substance of such amendment or consent pursuant to Section 11.01 of the Trust Agreement; in the case of each of (i) through (xviii), promptly upon the Administrator being notified thereof by the Indenture Trustee, Owner Trustee or the Servicer, as applicable.

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(d)       Notwithstanding anything in this Agreement or the Basic Documents to the contrary, in each instance in which notice must be made available to the Rating Agencies for purpose of satisfying the Rating Agency Condition, such notice shall be made available by the Administrator and, to the extent such notice is only provided through a website post, the Administrator shall inform or cause each Rating Agency to be informed in writing (including by electronic email) that a notice has been posted.

(e)       In addition to the duties set forth in Sections 1.02(a), (b), (c) and (d), the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate Persons of, and shall execute on behalf of the Issuer, all such documents, notices, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee are required to prepare, file or deliver pursuant to the Related Documents, and at the request of the Owner Trustee shall take all appropriate action that the Issuer or the Owner Trustee are required to take pursuant to the Related Documents. In furtherance thereof, the Issuer shall execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Issuer for the purpose of executing on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 1.06, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

(f)       Notwithstanding anything in this Agreement or the Related Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to a Trust Certificateholder as contemplated in Section 5.02(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

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(g)       Notwithstanding anything in this Agreement or the Related Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 5.05 of the Trust Agreement with respect to, among other things, accounting and reports to Owners; provided, however, that the Owner Trustee shall retain responsibility for the distribution of the Internal Revenue Service Schedule K-1’s, necessary to enable each Owner to prepare its U.S. federal and state income tax returns; provided further, that such Internal Revenue Service Schedule K-1’s have been prepared by the Administrator and delivered to the Owner Trustee.

(h)       The Administrator shall perform any duties expressly required to be performed by the Administrator under the Trust Agreement or the Indenture.

(i)       In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(j)       With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(i) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

(ii) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, any Paying Agent or Indenture Trustee of its obligations under the Indenture; and

(iii) the removal of the Indenture Trustee.

(k)       Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (i) make any payments to the Noteholders under the Related Documents, (ii) sell the Owner Trust Estate pursuant to Section 5.04 of the Indenture, (iii) take any other action that the Issuer directs the Administrator not to take on its behalf or (iv) take any other action which may be construed as having the effect of varying the investment of the Trust Certificateholders.

Section 1.03 Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Depositor at any time during normal business hours.

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Section 1.04 Compensation. As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to an annual payment of compensation which shall be solely an obligation of the Depositor.

Section 1.05 Additional Information to be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

Section 1.06 Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

Section 1.07 No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 1.08 Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person or entity, even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

Section 1.09 Term of Agreement; Resignation and Removal of Administrator. This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

(a)       Subject to Sections 1.09(d) and 1.09(e), the Administrator may resign its duties hereunder by providing the Issuer with at least sixty (60) days’ prior written notice.

(b)       Subject to Sections 1.09(d) and 1.09(e), the Issuer may remove the Administrator without cause by providing the Administrator with at least sixty (60) days’ prior written notice.

(c)       Subject to Sections 1.09(d) and 1.09(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

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(i) the Administrator shall fail to perform in any respect any of its covenants or agreements under this Agreement, which failure materially and adversely affects the rights of the Issuer or the Noteholders, and which continues unremedied for ninety (90) days after discovery thereof by the Administrator or receipt by the Administrator of written notice of the failure from the Indenture Trustee (acting at the direction of the Noteholders of at least 25% of the Outstanding Amount) or from the Noteholders of at least 25% of the Outstanding Amount; or

(ii) any event of insolvency occurs such that, with respect to the Administrator, (A) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Administrator or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or for any substantial part of its property, or ordering the winding-up or liquidation of the Administrator’s affairs, and such decree or order shall remain unstayed and in effect for a period of ninety (90) consecutive days; or (B) the commencement by the Administrator of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Administrator to the entry of an order for relief in an involuntary case under any such law, or the consent by the Administrator to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or for any substantial part of its property, or the making by the Administrator of any general assignment for the benefit of creditors, or the failure by the Administrator generally to pay its debts as such debts become due, or the taking of action by the Administrator in furtherance of any of the foregoing.

The Administrator agrees that if any of the events specified in clause (ii) above shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within ten (10) Business Days after the occurrence of such event.

(d)       No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer, (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder and (iii) such successor Administrator shall have agreed to coordinate with the Depositor or AHFC regarding communications to the Rating Agencies.

(e)       The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

(f)       Subject to Sections 1.09(d) and 1.09(e), the Administrator acknowledges that upon the appointment of a successor Servicer pursuant to the Sale and Servicing Agreement, the Administrator shall immediately resign and such successor Servicer shall automatically become the Administrator under this Agreement.

(g)       The Issuer, subject to Section 1.13 hereof, may waive in writing any failure by the Administrator in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past failure by the Administrator, such failure shall cease to exist, and any failure arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other failure by the Administrator or impair any right consequent thereon.

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Section 1.10 Action Upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to the first sentence of Section 1.09 or the resignation or removal of the Administrator pursuant to Section 1.09(a), (b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to the first sentence of Section 1.09 deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 1.09(a), (b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

Section 1.11 Notices. (a) All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by United States mail, postage prepaid, hand delivery, overnight delivery service or by electronic mail (if an address therefore has been provided by the respective party in writing), and addressed to each party to this Agreement at the address set forth on Schedule A to the Sale and Servicing Agreement, or to such other address as any party shall have provided to the other parties in writing.

(b) (i) Notices required to be given to each Rating Agency by the Administrator shall be in writing, personally delivered or mailed by certified mail, return receipt requested, electronic mail (if an address therefore has been provided by the respective party in writing) or overnight delivery service to the address set forth for such Rating Agency on Schedule A to the Sale and Servicing Agreement, or at such other address (including electronic mail addresses) as shall be designated by written notice to the party or parties providing notice under this paragraph.

(ii) Notwithstanding Section 1.11(b)(i) above, notices required to be given to each Rating Agency under this Agreement may be made available by the Administrator through a website post, provided that the Administrator shall inform or cause each Rating Agency to be informed in writing (including by electronic mail) that a notice has been posted.

Section 1.12 Amendments.

(a)       Any term or provision of this Agreement may be amended by the Sponsor, the Administrator, the Issuer and the Depositor without the consent of the Indenture Trustee, so long as there is no adverse effect on the Indenture Trustee, any Securityholders, the Issuer or any other Person subject to the satisfaction of one of the following conditions:

(i) the Sponsor or the Depositor delivers an Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of any Noteholders; or

(ii) the Rating Agency Condition is satisfied with respect to such amendment and the Sponsor or the Administrator notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment;

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provided, that in the event that any Trust Certificates are then held by anyone other than the Depositor or any of its Affiliates, this Agreement may only be amended by the Sponsor, the Administrator, the Issuer and the Depositor if (i) the Certificateholders evidencing a majority of the Certificate Balance of the Trust Certificates consent to such amendment or (ii) such amendment shall not, as evidenced by an Officer’s Certificate of the Administrator or the Depositor or an Opinion of Counsel delivered to the Owner Trustee, materially and adversely affect the interests of the Certificateholders.

(b)       This Agreement may also be amended from time to time by the Sponsor, the Administrator and the Depositor, without the consent of the Indenture Trustee, so long as there is no adverse effect on the Indenture Trustee, and with the written consent of the Noteholders evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Certificateholders evidencing not less than a majority of all the percentage interests evidenced by the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders.

(c)       Any term or provision of this Agreement may also be amended from time to time by the Sponsor, the Administrator and the Depositor, for the purpose of conforming the terms of this Agreement to the description thereof in the Prospectus, without the consent of any Securityholders, the Issuer or any other Person.

(d)       Promptly after the execution of any such amendment, the Administrator shall furnish written notification of the substance of such amendment to the Indenture Trustee and each Rating Agency. It shall not be necessary for the consent of Securityholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of Certificateholders of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee may require.

(e)        Prior to its execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel, provided at the expense of the party requesting such amendment, that such amendment is authorized and permitted by this Agreement. No amendment that adversely affects the Trustees shall be effective without the prior written consent of the party adversely affected. The Trustees may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s, the Delaware Trustee’s or the Indenture Trustee’s, as applicable, own rights, duties or immunities under this Agreement or otherwise.

Section 1.13 Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided, that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Owner Trustee and the Indenture Trustee, in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or permitted assigns of the parties hereto.

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Section 1.14 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Each of the parties hereto hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto hereby further irrevocably waives any claim that any such courts lack jurisdiction over such party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement in any of the aforesaid courts, that any such court lacks jurisdiction over such party. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this agreement.

Section 1.15 Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 1.16 Counterparts; Electronic Transmission.

(a)       This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act.

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(b)       The Indenture Trustee, the Owner Trustee, the Delaware Trustee and the Issuer are authorized to accept written instructions, directions, reports, notices or other communications signed manually, by way of faxed signatures, or delivered by Electronic Transmission. In the absence of bad faith or negligence on its part, each of the Indenture Trustee, the Owner Trustee, the Delaware Trustee and the Issuer may conclusively rely on the fact that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission and, in the absence of bad faith or negligence, shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Indenture Trustee, the Owner Trustee, the Delaware Trustee or the Issuer, including, without limitation, the risk of either the Indenture Trustee, the Owner Trustee, the Delaware Trustee or the Issuer acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.

Section 1.17 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 1.18 Limitation of Liability of Owner Trustee and Indenture Trustee.

(a)       Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by The Bank of New York Mellon, in its capacity as Owner Trustee of the Issuer and in no event shall The Bank of New York Mellon in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement as if specifically set forth herein.

(b)       Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Citibank, N.A., in its capacity as Indenture Trustee under the Indenture and in no event shall Citibank, N.A., in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

Section 1.19 Third-Party Beneficiary. The Owner Trustee and the Delaware Trustee and other indemnitees hereunder are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were parties hereto.

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Section 1.20 Rights of the Indenture Trustee. The Indenture Trustee shall be afforded the same rights, protections, immunities and indemnities set forth in the Indenture as if specifically set forth herein.

Section 1.21 Additional Requirements of the Administrator.

(a)       Reporting Requirements.

(i) If so requested by the Issuer for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Administrator shall (i) notify the Issuer in writing of any material litigation or governmental proceedings pending against the Administrator and (ii) provide to the Issuer a description of such proceedings.

(ii) As a condition to the succession to Administrator as administrator by any Person as permitted by Section 1.09 hereof the Administrator shall provide to the succeeding Administrator, on behalf of the Issuer, at least ten (10) Business Days prior to the effective date of such succession or appointment, (x) written notice of such succession or appointment and (y) in writing all information in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(iii) In addition to such information as the Administrator, as administrator, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Issuer, the Administrator shall provide such information regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

(b)       Administrator Compliance Statement. On or before ninety (90) days after the end of each fiscal year, commencing with the fiscal year ended March 31st immediately following the Closing Date, the Administrator shall deliver to the Issuer a statement of compliance addressed to the Issuer and signed by an authorized officer of the Administrator to the effect that (i) a review of the Administrator’s activities during the immediately preceding reporting year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Administrator has fulfilled all of its obligations under this Agreement in all material respects throughout such reporting year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof. If the Administrator is the same party as the Servicer, such party’s compliance with Section 3.11(a) of the Sale and Servicing Agreement will satisfy the Administrator’s obligations set forth in this Section 1.21(b).

(c)       Report on Assessment of Compliance and Attestation. On or before ninety (90) days after the end of each fiscal year during which the Issuer is required to file a report on Form 10-K with the Securities and Exchange Commission, commencing with the fiscal year ended March 31st immediately following the Closing Date, the Administrator shall:

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(i) deliver to the Issuer and Owner Trustee a report (in form and substance reasonably satisfactory to the Issuer) regarding the Administrator’s assessment of compliance with the Servicing Criteria during the immediately preceding reporting year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Issuer and the Owner Trustee and signed by an authorized officer of the Administrator, and shall address each of the Servicing Criteria applicable to the Administrator;

(ii) deliver to the Issuer and the Owner Trustee a report of a registered public accounting firm reasonably acceptable to the Issuer that attests to, and reports on, the assessment of compliance made by the Administrator and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; and

(iii) deliver to the Issuer and the Owner Trustee and any other Person that will be responsible for signing the certification a Sarbanes Certification on behalf of an asset-backed issuer with respect to a securitization transaction a certification in the form attached hereto as Exhibit B.

The Administrator acknowledges that the parties identified in clause (a)(iii) above may rely on the certification provided by the Administrator pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. The Issuer will not request delivery of a certification under clause (a)(iii) above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes the Receivables.

If the Administrator is the same party as the Servicer, such party’s compliance with Section 3.12 of the Sale and Servicing Agreement will satisfy the Administrator’s obligations set forth in this Section 1.21(c).

(d)       Intent of the Parties; Reasonableness. The Issuer and the Administrator acknowledge and agree that the purpose of Section 1.21 of this Agreement is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission.

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Neither the Issuer nor the Administrator shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the federal securities laws, including the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Administrator acknowledges that the requirements of, and that the interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, amendments to the regulation, or otherwise, and agrees to comply with requests made by the Indenture Trustee, the Servicer or any other party to the Transaction Documents in good faith for delivery of information under these provisions on the basis of evolving interpretations and rules of Regulation AB. In connection therewith, the Administrator shall deliver to the Issuer (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Issuer, to permit the Issuer to comply with the provisions of Regulation AB.

The Issuer (including any of its assignees or designees) shall provide timely notice of requests for information under these provisions and reasonably limit such requests to information required to comply with Regulation AB.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

HONDA AUTO RECEIVABLES 2020-2
OWNER TRUST, as Issuer

By:	THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Owner Trustee

By:	/s/ Christine Conway
	Name:	Christine Conway
	Title:	Vice President

AMERICAN HONDA RECEIVABLES LLC,
as Depositor

By:	/s/ Paul C. Honda
	Name:	Paul C. Honda
	Title:	Treasurer

CITIBANK, N.A.,
not in its individual capacity but solely
as Indenture Trustee

By:	/s/ Louis Piscitelli
	Name:	Louis Piscitelli
	Title:	Senior Trust Officer

AMERICAN HONDA FINANCE CORPORATION,
as Administrator

By:	/s/ Paul C. Honda
	Name:	Paul C. Honda
	Title:	Vice President and Assistant Secretary

HAROT 2020-1

Administration Agreement

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EXHIBIT A

POWER OF ATTORNEY PURSUANT TO
SECTION 1.02(c) OF ADMINISTRATION AGREEMENT

KNOW ALL MEN BY THESE PRESENTS, that Honda Auto Receivables 2020-2 Owner Trust, a Delaware statutory trust (the “Grantor”), does hereby appoint American Honda Finance Corporation, a California corporation (the “Grantee”), located at 20800 Madrona Avenue, Torrance, California 90503, as its attorney-in-fact with full power of substitution and hereby authorizes and empowers the Grantee, in the name of and on behalf of the Grantor, to take the following actions from time to time with respect to the duties of the Administrator under the Administration Agreement, dated May 27, 2020 (the “Administration Agreement”), among the Grantor, the Administrator, American Honda Receivables LLC, as depositor, and Citibank, N.A., as indenture trustee, for the purpose of executing on behalf of the Grantor all such documents, reports, filings, instruments, certificates and opinions required pursuant to the Related Documents:

The Grantee is hereby empowered to do any and all lawful acts necessary or desirable to effect the performance of the duties under the Administration Agreement and the Grantor hereby ratifies and confirms any and all lawful acts the Grantee shall undertake pursuant to and in conformity with this Power of Attorney.

This Power of Attorney is revocable in whole or in part as to the powers herein granted upon notice by the Grantor. If not earlier revoked, this Power of Attorney shall expire completely or, if so indicated, in part, upon the earlier of (i) the termination of the Amended and Restated Trust Agreement, dated May 27, 2020 (the “Trust Agreement”), among American Honda Receivables LLC, as depositor, The Bank of New York Mellon, as owner trustee and BNY Mellon Trust of Delaware, as Delaware trustee, or (ii) the termination of the Administration Agreement, as each may be amended, restated or supplemented from time to time. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Trust Agreement or the Administration Agreement, as the case may be.

This Power of Attorney shall be created under and governed and construed under the internal laws of the State of New York.

The Grantor executes this Power of Attorney with the intent to be legally bound hereby, and with the intent that such execution shall have the full dignity afforded by the accompanying witnessing and notarization and all lesser dignity resulting from the absence of such witnessing and notarization or any combination thereof.

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Dated this ___ day of ______________.
HONDA AUTO RECEIVABLES 2020-2 OWNER
TRUST, as Issuer

	By:	THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

Signed and delivered in the presence of.

Address:

[Unofficial Witness]

A-2

EXHIBIT B

FORM OF SARBANES CERTIFICATE

I, [____________], certify that:

1.       I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of Honda Auto Receivables 2020-2 Owner Trust (the “Exchange Act periodic reports”);

2.       Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4.       I am responsible for reviewing the activities performed by the servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer has fulfilled its obligations under the servicing agreement in all material respects; and

5.       All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: [_____________]

Date: [____________]

By:
Name:	[__________]
Title:	[__________]

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